               FIRST AMENDMENT TO JULY 1, 1996 LICENSE AGRFEMFNT

          This First Amendment to July 1, 1996 License Agreement (the "Amendment") is entered into effective as of the 18th day of September, 1998 by and between the Arizona Board of Regents for The University of Arizona (the "University") and IgX Corp., a Delaware corporation having a principal place of business at One Springfield Avenue, Summit, New Jersey 07901 (the "Company").

          WHEREAS, the parties hereto have previously entered into that certain License Agreement dated July 1, 1996 (the "Original License Agreement"), pursuant to which the Company was granted an exclusive, worldwide license in and to that certain Invention Disclosure entitled "Monoclonal Antibodies Reactive with Multiple Neutralization-Sensitive Surface Epitopes as a Source of Treatment of Enteric Cryptosporidiosis in Humans" (UA1411).

          WHEREAS, the parties hereto now desire to amend the Original License Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

          1. Section 1.1 of the License Agreement is hereby amended as follows:

          "INVENTIONS" shall be defined to also include (i) that certain Invention Disclosure entitled "Monoclonal Antibody Formulations Targeting Functionally Defined Sporozoite and Merozoite Epitopes of Cryptosporidium
Parvum for Prevention or Treatment of Cryptosporidiosis" (UA 1773) and (ii) that certain Invention Disclosure entitled "Combined Monoclonal Antibody and Hen Polyclonal Antibody Formulations Targeting Sporozoite and Merozoite Epitopes of Cryptosporidium Parvum for Prevention or Treatment of Cryptosporidiosis" (UA
1774). INVENTION(S) hereunder shall be limited to devices, processes, compositions or products for treatment of human patients, and shall specifically exclude any devices, processes, compositions or products for treatment of animals within the field of veterinary science.

         2. Within ninety (90) days of the execution of this Agreement, the Company shall submit to the University a list of specifically-defined monoclonal antibodies, such list not to exceed ten (10) such antibodies as defined in the Research Plan that is Exhibit "A" to the Original License Agreement, that shall be subject to the provisions of the Original License Agreement, as amended hereby. All rights to antibodies that are INVENTIONS and are not so listed shall revert back to the University.

         3. All capitalized terms used in this Amendment and not otherwise defined shall have the meaning given such terms in the Original License Agreement. Except as expressly modified hereby, all other terms and conditions of the Original License Agreement shall remain in full force and effect in accordance with the respective terms thereof. In the event of a conflict

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between the terms and conditions contained in this Amendment and the terms and conditions of the Original License Agreement, the terms and conditions of this Amendment shall prevail.

         4. This Amendment may be executed in one or more counterparts, all of which when fully-executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, this Amendment may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby ftilly binding each such respective entity.

                  [Remainder of Page Intentionally Left Blank]




                                      -2-



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         IN WITNESS WHEREOF, this Amendment is executed effective as of the first date written above.



University                           THE ARIZONA BOARD OF REGENTS
                                     ON BEHALF OF THE UNIVERSITY OF ARIZONA

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

Company                              IGX CORP., a Delaware corporation

                                     By: /s/ Albert J. Henry
                                        --------------------------------------
                                        Albert J. Henry, Chairman

         I have read this Amendment, and understand the obligations placed on me and my laboratory and other University employees under my supervision, and agree to be bound by it.

                                     -----------------------------------------
                                     Michael W. Riggs


      [Signature Page to First Amendment to July 1, 1996 License Agreement]

         IN WITNESS WHEREOF, this Amendment is executed effective as of the first date written above.

University                         THE ARIZONA BOARD OF REGENTS
                                   ON BEHALF OF THE UNIVERSITY OF ARIZONA


                                     By:/s/ Richard A. Haney, Jr.
                                        --------------------------------------
                                     Name:  Richard A. Haney, Jr.

                                     Title:           Specialist,
                                            Intellectual Property Management


Company                              IGX CORP., a Delaware corporation

                                     By: /s/ Albert J. Henry
                                        --------------------------------------


         I have read this Amendment, and understand the obligations placed on me and my laboratory and other University employees under my supervision, and agree to be bound by it.

                                     /s/ Michael W. Riggs
                                     -----------------------------------------
                                         Michael W. Riggs

      [Signature Page to First Amendment to July 1, 1996 License Agreement]